SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) July 8, 1998
                                                         ---------------

                          ADVANCED VIRAL RESEARCH CORP.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 33-2262-A                 59-2646820
       (State or Other             (Commission              (IRS Employer
 Jurisdiction of Incorporation)    File Number)           Identification No.)


     1250 East Hallandale Beach Blvd., Suite 501, Hallandale, Florida 33009
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (954) 458-7636
                                                           ---------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

           Registrant and Dr. Shalom Z. Hirschman entered into an Amended and Restated Employment Agreement, on July 8, 1998. A copy of the executed Amended and Restated Employment Agreement is attached hereto as an Exhibit.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit 99.1 Amended and Restated Employment Agreement dated July 8, 1998, by and between Advanced Viral Research Corp. and Dr. Shalom Z. Hirschman.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADVANCED VIRAL RESEARCH CORP.
                                              ------------------------------
                                                      (Registrant)


Date:  July 20, 1998                        By: /s/ William Bregman
    -------------------------                 ------------------------------
                                              William Bregman, Secretary